Annual Report

             GROWTH &
             INCOME
             FUND

             -----------------
             DECEMBER 31, 2000
             -----------------

[LOGO OF T. ROWE PRICE]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Growth & Income Fund

 .    Stocks fell sharply as technology stocks corrected and the economy weakened.

 .    The fund posted solid gains, outperforming the S&P 500 Stock Index for the
     6- and 12-month periods.

 .    Financial stocks and defensive sectors such as health care and consumer products boosted returns.

 .    The tech and telecom sell-off allowed us to add to sectors with long-term growth potential at attractive prices.

 .    With stock prices down and lower interest rates likely, the year should be fairly good for the kinds of stocks your fund favors.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The S&P 500 Stock Index suffered its worst calendar year decline since the mid-'70s, marking an emphatic end to the stock market's five-year run of gains in excess of 20%. Not surprisingly, many of the sectors that pushed the market up in 1999 pulled it down in 2000. The Nasdaq Composite Index fell 39% as shares in technology and telecommunications companies buckled under the weight of excessive valuations and decelerating growth. We are pleased to report that your fund delivered solid returns during this turbulent period.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/00                                    6 Months    12 Months
--------------------------------------------------------------------------------
Growth & Income Fund                                         5.37%       8.97%
S&P 500 Stock Index                                         -8.72       -9.11
Lipper Multi-Cap Value Funds Average                         9.10        8.84

Technology and telecommunications stocks were not alone in their descent--some consumer cyclicals such as auto makers also suffered, for example--but consistent growth stocks and many value and income-generating stocks gained favor with investors seeking the greater assurance of solid fundamentals. The fund posted a strong 8.97% return for the year ended December 31, 2000, well ahead of the broad market's 9.11% decline and modestly ahead of our Lipper-assigned peer group. For the six months, your fund was up 5.37%, again well ahead of the declining S&P but behind the peer group's advance.

ENVIRONMENT

The second half was a striking contrast to the first. In our report to you at midyear, we described broad-based increases in corporate profits and rapid global economic growth. However, we noted that risk factors such as higher interest rates and rising energy prices were mounting. By the third quarter the economy began to slow. Retailers announced slower same-store sales growth, major technology companies received order cancellations causing backlogs to shrink, and many commercial banks disclosed sharp increases in problem loans. As lenders and investors recognized the risks associated with slower economic growth, the cost of capital increased dramatically, hastening the slowdown and the stock market's decline.

As we write to you, the economy has softened to the extent that the Federal Reserve's Open Market Committee took the unusual step of reducing short-term interest rates by a half percentage point between regularly scheduled meetings. If inflation remains subdued, we anticipate still lower rates ahead as real interest rates remain historically high and recent economic data indicate further signs of weakness. Even with the benefit of further interest rate cuts, it appears that 2001 will be a challenging year for corporate profit growth.


YEAR-END DISTRIBUTIONS

On December 12, 2000, your Board of Directors declared a fourth-quarter dividend of $0.11, bringing the year's total to $0.34. On the same day, a $1.80 long-term capital gain distribution was declared. Both distributions were paid on December 14 to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.


PORTFOLIO AND STRATEGY REVIEW

Despite the economic slowdown, many of your fund's holdings performed admirably over the past six months. After being depressed by rising interest rates in the first half of the year, financial services companies provided strong returns, and four financials ranked among the fund's top 10 contributors for the period. Fannie Mae and Freddie Mac were our two leading contributors. In addition to the prospect of lower interest rates, Fannie and Freddie benefited from their pristine credit quality and a diminution of certain political risk factors. Wells Fargo seamlessly integrated much of its operations with merger partner Norwest, and Bermuda-based insurer XL Capital continued to benefit from improving premium pricing in the commercial property and casualty insurance business.

As often happens during periods of decelerating economic growth, defensive sectors such as utilities, food and beverage, tobacco, consumer products, and drugstores performed well. Within these categories, your fund profited from investments in CVS and Philip Morris, among others. Exelon, which your fund received in exchange for its Unicom holdings at the time of Unicom's merger with PECO, reflected strength in electric utilities in general as well as the new company's opportunities in the unregulated wholesale power business.

HMO stocks and energy stocks were also strong throughout 2000. CIGNA and UnitedHealth Group were meaningful contributors as both companies combined disciplined pricing with effective cost management and aggressive share repurchases to exceed analysts' earnings estimates. Within energy, Baker Hughes built on its recovery in the first half of the year as international drilling activity was revived and new management outlined measures to improve the company's profit margins.

Returns of a handful of holdings were boosted by takeovers during the second half of the year. Fort James was acquired by Georgia-Pacific while Quaker Oats, Texaco, and AXA Financial are all under agreement to be acquired pending regulatory and shareholder approval.


                                    [GRAPH]

Reserves and Other                     20%
Utilities                               5%
Business Services and Transportation    8%
Energy                                 10%
Financial                              21%
Consumer Nondurables                   15%
Technology                             11%
Consumer Services                      10%

Based on net assets as of 12/31/00.

As mentioned at the outset of this report, technology and telecommunications stocks suffered during the second half after peaking in March and staging a comeback in late summer. The personal computer industry was among the hardest hit, and Microsoft and Dell Computer were among the fund's laggards.

While the PC may be displaced as the centerpiece of the technology universe, both franchises are strong and have growth opportunities beyond what is reflected in their current stock prices.

As we discussed in our midyear letter, we are seeking to include some companies with higher sustainable growth rates in your fund. We believe the sell-off in tech and telecom stocks has created an opportunity to add exposure to sectors offering long-term growth potential at attractive prices. After the changes in the second half of the year, the fund's tech-related holdings, excluding convertibles, stood at 10%. While this is higher than it has been historically, it is still well below the market weight in technology and is roughly in line with our peer group.

Within technology, we believe the semiconductor industry is particularly interesting. Applied Materials, Analog Devices, and Altera are all semiconductor-related companies that were purchased during the last six months of 2000. These companies operate in different segments of the semiconductor industry, but they are all leaders and supply end-markets with great potential.

We added to media holdings with purchases of Clear Channel Communications and Cox Communications. Clear Channel owns over 1,000 radio stations and is also one of the world's largest outdoor advertising companies. While the company has a wonderful track record of growth, the stock corrected during 2000 as advertising growth slowed. The slowdown was at least partially due to the absence of aggressive demand for ad space from Internet companies, which inflated growth from late 1999 to mid-2000. We view this problem as transitory and expect Clear Channel to provide attractive growth and returns going forward. Cox Communications is a cable operator that has historically been managed extremely well. Cox and other cable providers have the opportunity to enhance their cash flow growth over the next two years by adding services such as digital video, high-speed Internet access, and telephony.

We also increased the fund's holdings in convertible bonds to over 4% of the portfolio. Convertible securities allow us to generate current income while gaining exposure to companies that have attractive long-term prospects but whose current reinvestment requirements are too high to pay a dividend. Our largest convertible purchase over the last six months were bonds issued by Liberty Media that are convertible into Sprint PCS common stock.

SUMMARY AND OUTLOOK

-----------------
FINANCIAL PROFILE
--------------------------------------------------------------------------------
                                                          Growth &
Periods Ended 12/31/00                                  Income Fund     S&P 500
--------------------------------------------------------------------------------
Current Yield                                                1.4%         1.2%
Price/Book Ratio                                             4.8X         5.9X
Price/Earnings Ratio
(2001 estimated EPS)                                        19.2X        24.0X
Historical Beta
(based on monthly
returns for 5 years)                                         0.73         1.00

Despite last year's correction, the market may need additional time to digest the record gains of the '90s and slowing corporate profit growth. However, if the Federal Reserve is successful in engineering a soft landing-a prospect we believe is likely but by no means assured-2001 should prove to be a reasonable environment for stocks. Regardless, we believe the outlook for your fund is favorable for several reasons:

 .    Many quality companies are down dramatically from their highs, providing attractive entry points.

 .    Recent economic data indicate that inflation remains subdued, allowing the
     Fed the flexibility to aggressively lower interest rates and improve the economy's prospects for growth.

 .    Many of your fund's holdings generate substantial free cash flow they can use to reinvest in their businesses, increase dividends, buy back shares, or make acquisitions.

 .    The fund continues to be conservatively positioned relative to the overall market, as indicated by its higher dividend yield (17% greater than the S&P
     500) and lower P/E ratio (80% of the S&P 500). This should provide some relative protection against further market corrections and allow us to become more aggressive if we believe market conditions warrant such a change.

Over time we will seek to develop and maintain a balance between attractively valued stocks with above-average dividend yields and companies with sustainable growth opportunities. In both cases, we will work with our team of talented analysts to identify companies where our research shows profits will be higher, growth will be more durable, or risk will be lower than the market perceives. We appreciate your confidence in T. Rowe Price and your continued support.


Respectfully submitted,


/S/ Robert W. Sharps

Robert W. Sharps
Chairman of the fund's Investment Advisory Committee

January 20, 2001

--------------------------------------------------------------------------------
Effective December 31, 2000, Robert W. Sharps, CFA, CPA, assumed day-to-day responsibility for management of the Growth & Income Fund as chairman of the fund's Investment Advisory Committee. Mr. Sharps joined T. Rowe Price in 1996 as an investment analyst and has been a member of the fund's Investment Advisory Committee since becoming executive vice president of the fund early in 2000. He earned a B.S. in accounting from Towson State University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania. He succeeds Stephen W. Boesel, who remains president of the fund and a member of its Investment Advisory Committee.

This supplements the Growth & Income Fund prospectus dated May 1, 2000.

6
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/00
--------------------------------------------------------------------------------
Pfizer                                                                    4.0%
Chase Manhattan                                                           2.2
Baker Hughes                                                              2.1
Citigroup                                                                 2.0
Pharmacia                                                                 1.9
--------------------------------------------------------------------------------
Fannie Mae                                                                1.9
American Home Products                                                    1.9
GE                                                                        1.9
USX-Marathon                                                              1.9
BP Amoco                                                                  1.8
--------------------------------------------------------------------------------
Freddie Mac                                                               1.7
Exelon                                                                    1.7
XL Capital                                                                1.6
Corning                                                                   1.5
Quaker Oats                                                               1.4
--------------------------------------------------------------------------------
Union Pacific                                                             1.4
Target                                                                    1.4
Texaco                                                                    1.4
Hartford Financial Services Group                                         1.3
Pall                                                                      1.3
--------------------------------------------------------------------------------
Providian Financial                                                       1.2
Philip Morris                                                             1.2
Clear Channel Communications                                              1.2
Comcast                                                                   1.1
Morgan Stanley Dean Witter                                                1.1
--------------------------------------------------------------------------------
Total                                                                    42.1%

Note: Table excludes reserves.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size


6 Months Ended 12/31/00

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
Applied Materials*                      Corning
Analog Devices                          Fort James**
Liberty Media/Sprint PCS Cv. Bond*      Eastman Kodak**
Dell Computer                           Tyco International
Clear Channel Communications            General Mills**
Diamond Offshore Drilling*              United Technologies**
Cox Communications*                     AXA Financial**
Exodus Communications Cv. Bond*         FirstEnergy**
Comcast                                 Capital One Financial**
Kroger*                                 R.R. Donnelley**


 * Position added
** Position eliminated

8
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                             [PLOT POINTS TO COME]

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/00            1 Year          3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
Growth & Income Fund               8.97%           7.54%     14.05%     15.77%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

---------------------
FINANCIAL  HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                        Year
                                        Ended
                                       12/31/00    12/31/99     12/31/98    12/31/97    12/31/96
NET ASSET VALUE
Beginning of period                 $    24.44    $  26.25    $   26.36    $  22.63   $   19.18
Investment activities
  Net investment income (loss)            0.34        0.49         0.55        0.55        0.52
  Net realized and
  unrealized gain (loss)                  1.83        0.46         2.00        4.71        4.34
  Total from
  investment activities                   2.17        0.95         2.55        5.26        4.86
Distributions
  Net investment income                  (0.34)      (0.51)       (0.53)      (0.56)      (0.51)
  Net realized gain                      (1.83)      (2.25)       (2.13)      (0.97)      (0.90)
  Total distributions                    (2.17)      (2.76)       (2.66)      (1.53)      (1.41)

NET ASSET VALUE
                                    ----------    --------    ---------    --------   ---------
End of period                       $    24.44    $  24.44    $   26.25    $  26.36   $   22.63
                                    ----------    --------    ---------    --------   ---------

Ratios/Supplemental Data

Total return*                            8.97%       3.78%        9.96%       23.53%      25.64%
Ratio of total expenses to
average net assets                       0.77%       0.77%        0.77%        0.78%       0.82%
Ratio of net investment
income (loss) to average
net assets                               1.35%       1.78%        2.03%        2.22%       2.53%
Portfolio turnover rate                  80.3%       20.3%        20.5%        15.7%       13.5%
Net assets, end of period
(in millions)                       $   2,989     $ 3,440     $  3,563     $  3,447   $   2,489

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

10
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

------------------------
PORTFOLIO OF INVESTMENTS                                  Shares/Par       Value
--------------------------------------------------------------------------------
                                                                    In thousands
COMMON STOCKS 87.0%

FINANCIAL 20.5%

Bank and Trust 6.5%
Bank of America                                             280,000   $  12,845
Bank of New York                                            575,000      31,733
Chase Manhattan                                           1,455,000      66,111
FleetBoston Financial                                       550,500      20,678
Mellon Financial                                            675,000      33,202
Wells Fargo                                                 550,000      30,628
                                                                      ---------
                                                                        195,197
                                                                      ---------
Insurance 5.0%
ACE                                                         560,000      23,765
American General                                            370,000      30,155
Hartford Financial Services Group                           535,000      37,784
Marsh & McLennan                                             85,000       9,945
XL Capital (Class A)                                        535,000      46,746
                                                                      ---------
                                                                        148,395
                                                                      ---------
Financial Services 9.0%
Bear Stearns                                                140,000       7,096
Citigroup                                                 1,143,333      58,381
Fannie Mae                                                  650,000      56,388
Freddie Mac                                                 740,000      50,968
Household International                                     500,000      27,500
Morgan Stanley Dean Witter                                  420,000      33,285
Providian Financial                                         640,000      36,800
                                                                      ---------
                                                                        270,418
                                                                      ---------
Total Financial                                                         614,010
                                                                      ---------

UTILITIES 4.0%

Telephones 1.8%
SBC Communications                                          395,000      18,861
Verizon Communications                                      395,000      19,800
WorldCom *                                                1,045,000      14,695
                                                                      ---------
                                                                         53,356
                                                                      ---------

11
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------



                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Electric Utilities 2.2%
Exelon                                                      715,000   $  50,200
Niagara Mohawk *                                            930,000      15,519
                                                                      ---------
                                                                         65,719
                                                                      ---------
Total Utilities                                                         119,075
                                                                      ---------

CONSUMER NONDURABLES 14.5%

Beverages 0.9%
PepsiCo                                                     550,000      27,259
                                                                      ---------
                                                                         27,259
                                                                      ---------
Food Processing 1.4%
Quaker Oats                                                 435,000      42,358
                                                                      ---------
                                                                         42,358
                                                                      ---------
Hospital Supplies/Hospital Management 0.9%
Baxter International                                        280,000      24,728
                                                                      ---------
                                                                         24,728
                                                                      ---------
Pharmaceuticals 7.9%
American Home Products                                      880,000      55,924
Genentech *                                                  50,000       4,075
Pfizer                                                    2,600,000     119,600
Pharmacia                                                   930,000      56,730
                                                                      ---------
                                                                        236,329
                                                                      ---------
Miscellaneous Consumer Products 1.7%
Colgate-Palmolive                                           230,000      14,846
Philip Morris                                               830,000      36,520
                                                                      ---------
                                                                         51,366
                                                                      ---------
Healthcare Services 1.7%
CIGNA                                                       230,000      30,429
UnitedHealth Group                                          320,000      19,640
                                                                      ---------
                                                                         50,069
                                                                      ---------
Total Consumer Nondurables                                              432,109
                                                                      ---------

CONSUMER SERVICES 8.4%

General Merchandisers 1.4%
Target                                                    1,300,000      41,925
                                                                      ---------
                                                                         41,925
                                                                      ---------

12
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------



                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Specialty Merchandisers 2.6%

CVS                                                         485,000   $  29,070
Home Depot                                                  460,000      21,016
Kroger *                                                  1,020,000      27,604
                                                                      ---------
                                                                         77,690
                                                                      ---------
Entertainment and Leisure 0.7%

Viacom (Class B) *                                          460,000      21,505
                                                                      ---------
                                                                         21,505
                                                                      ---------
Media and Communications 3.7%

Clear Channel Communications *                              710,000      34,391
Comcast (Class A Special) *                                 815,000      34,001
Cox Communications (Class A) *                              600,000      27,937
McGraw-Hill                                                 255,000      14,949
                                                                        111,278
                                                                      ---------
Total Consumer Services                                                 252,398
                                                                      ---------

CONSUMER CYCLICALS 4.5%

Building and Real Estate 3.9%

Duke-Weeks Realty, REIT                                     600,000      14,775
Equity Office Properties, REIT                              460,000      15,007
Federal Realty Investment Trust, REIT                       882,200      16,762
ProLogis Trust, REIT                                        307,272       6,837
Reckson Associates Realty, REIT                             855,000      21,428
Simon Property Group, REIT                                  230,000       5,520
Spieker Properties, REIT                                    180,000       9,023
Starwood Hotels & Resorts Worldwide, REIT                   740,000      26,085
                                                                      ---------
                                                                        115,437
                                                                      ---------
Miscellaneous Consumer Durables 0.6%

Masco                                                       690,000      17,724
                                                                         17,724
                                                                      ---------
Total Consumer Cyclicals                                                133,161
                                                                      ---------

TECHNOLOGY 9.4%

Electronic Systems 2.0%

Applied Materials *                                         650,000      24,822
Hewlett-Packard                                              90,000       2,841

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T. ROWE PRICE GROWTH & INCOME FUND
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                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Solectron *                                                 420,000   $  14,238
Waters *                                                    230,000      19,205
                                                                      ---------
                                                                         61,106
                                                                      ---------
Aerospace and Defense 0.7%

Honeywell International                                     435,000      20,581
                                                                      ---------
                                                                         20,581
                                                                      ---------
Information Processing 0.8%

Dell Computer *                                           1,390,000      24,282
                                                                      ---------
                                                                         24,282
                                                                      ---------
Telecommunications 2.9%

Cisco Systems *                                             535,000      20,464
Corning                                                     855,000      45,154
Nokia ADR                                                   320,000      13,920
Nortel Networks                                             205,000       6,573
                                                                      ---------
                                                                         86,111
                                                                      ---------
Electronic Components 3.0%

Altera *                                                    650,000      17,123
Analog Devices *                                            600,000      30,712
EMC *                                                       205,000      13,633
Texas Instruments                                           345,000      16,344
Xilinx *                                                    255,000      11,810
                                                                      ---------
                                                                         89,622
                                                                      ---------
Total Technology                                                        281,702
                                                                      ---------

CAPITAL EQUIPMENT 2.0%

Electrical Equipment 2.0%

GE                                                        1,160,000      55,608
Tyco International                                           80,000       4,440
                                                                      ---------
Total Capital Equipment                                                  60,048
                                                                      ---------

BUSINESS SERVICES AND
TRANSPORTATION 4.2%

Computer Service and Software 2.2%

America Online *                                            340,000      11,832
First Data                                                  510,000      26,870
Microsoft *                                                 600,000      26,044
                                                                      ---------
                                                                         64,746
                                                                      ---------
Miscellaneous Business Services 0.6%

Omnicom Group                                               205,000      16,990
                                                                      ---------
                                                                         16,990
                                                                      ---------

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
Airlines 0.6%

Delta                                                       395,000   $  19,824
                                                                      ---------
                                                                         19,824
                                                                      ---------
Railroads 0.8%

Union Pacific                                               460,000      23,345
                                                                      ---------
                                                                         23,345
                                                                      ---------
Total Business Services and Transportation                              124,905
                                                                      ---------

ENERGY 9.5%

Energy Services 2.1%

Baker Hughes                                              1,480,000      61,512
                                                                      ---------
                                                                         61,512
                                                                      ---------
Integrated Petroleum - Domestic 4.6%

Amerada Hess                                                395,000      28,860
BP Amoco ADR                                              1,135,000      54,338
USX-Marathon                                              2,000,000      55,500
                                                                      ---------
                                                                        138,698
                                                                      ---------
Integrated Petroleum - International 1.4%

Texaco                                                      660,000      41,003
                                                                      ---------
                                                                         41,003
                                                                      ---------
Exploration and Production 1.4%

Diamond Offshore Drilling                                   625,000      25,000
Unocal                                                      460,000      17,796
                                                                      ---------
                                                                         42,796
                                                                      ---------
Total Energy                                                            284,009
                                                                      ---------

PROCESS INDUSTRIES 3.6%

Diversified Chemicals 1.4%

Dow Chemical                                                535,000      19,594
DuPont                                                      435,000      21,016
                                                                      ---------
                                                                         40,610
                                                                      ---------
Specialty Chemicals 1.2%

Pall                                                      1,760,000      37,510
                                                                      ---------
                                                                         37,510
                                                                      ---------
Paper and Paper Products 1.0%

International Paper                                         460,000      18,774
Kimberly-Clark                                              155,000      10,957
                                                                      ---------
                                                                         29,731
                                                                      ---------
Total Process Industries                                                107,851
                                                                      ---------

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------



                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands
BASIC MATERIALS 2.3%

Metals 2.3%

Alcoa                                                       790,000  $   26,465
Newmont Mining                                            1,150,000      19,622
Phelps Dodge                                                410,000      22,883
                                                                      ---------
Total Basic Materials                                                    68,970
                                                                      ---------
Total Miscellaneous Common Stocks 4.1%                                  123,632
                                                                      ---------
Total Common Stocks (Cost $1,785,372)                                 2,601,870
                                                                      ---------

CONVERTIBLE PREFERRED STOCKS 0.6%

Union Pacific Capital Trust, 6.25%                          400,000      18,666
                                                                      ---------
Total Convertible Preferred Stocks (Cost $18,123)                        18,666
                                                                      ---------

CONVERTIBLE BONDS 4.0%

E*Trade, Sub. Notes, 6.00%, 2/1/07                       25,000,000      13,414
Exodus Communications, 4.75%, 7/15/08                    29,350,000      22,295
Liberty Media, Sr. Notes, 4.00%, 11/15/29                49,519,000      32,817
LSI Logic, 4.00%, 2/15/05                                29,350,000      21,152
Network Associates, Zero Coupon, 2/13/18                100,000,000      29,729
                                                                      ---------
Total Convertible Bonds (Cost $ 146,512)                                119,407
                                                                      ---------

OPTIONS WRITTEN (0.0)%

CVS, Contracts, Call, 1/20/01 @ $60.00                        1,000       (278)
Fannie Mae, Contracts, Call, 1/20/01 @ $90.00                 2,000       (450)
Kimberly-Clark, Contracts, Call, 1/20/01 @ $70.00             1,000       (250)
                                                                      ---------
Total Options Written (Cost $(653))                                       (978)
                                                                      ---------

SHORT-TERM INVESTMETS 9.5%

Money Market Funds 9.5%

Reserve Investment Fund, 6.69% #+                       283,662,897     283,663
                                                                      ---------
Total Short-Term Investments (Cost $283,663)                            283,663
                                                                      ---------

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                                        Value
--------------------------------------------------------------------------------
                                                                    In thousands
   Total Investments in Securities
   101.1% of Net Assets (Cost $2,233,017)                          $  3,022,628

   Other Assets Less Liabilities                                       (33,400)
                                                                   ------------

   NET ASSETS                                                      $  2,989,228
                                                                   ------------

  #    Seven-day yield
  +    Affiliated company
  *    Non-income producing
ADR    American Depository Receipt
REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

  Assets
  Investments in securities, at value
     Affiliated companies (cost $283,663)                           $   283,663
     Other companies (cost $1,949,354)                                2,738,965
     Total investments in securities                                  3,022,628
  Receivable for investment securities sold                             276,225
  Other assets                                                            8,812
  Total assets                                                        3,307,665

  Liabilities
  Payable for shares redeemed                                           254,945
  Other liabilities                                                      63,492
  Total liabilities                                                     318,437

  NET ASSETS                                                        $ 2,989,228
                                                                    -----------

  Net Assets Consist of:
  Accumulated net investment income - net of distributions          $       141
  Accumulated net realized gain/loss - net of distributions              61,118
  Net unrealized gain (loss)                                            789,611
  Paid-in-capital applicable to 122,322,958 shares of
  $0.01 par value capital stock outstanding;
  500,000,000 shares authorized                                       2,138,358

  NET ASSETS                                                        $ 2,989,228
                                                                    -----------

  NET ASSET VALUE PER SHARE                                         $     24.44
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/00
  Investment Income (Loss)
  Income
    Dividend                                                     $       51,221
    Interest (including $11,470 from affiliated companies)               16,082
    Total income                                                         67,303

  Expenses
    Investment management                                                18,013
    Shareholder servicing                                                 6,102
    Custody and accounting                                                  217
    Prospectus and shareholder reports                                      157
    Registration                                                             63
    Legal and audit                                                          16
    Directors                                                                12
    Miscellaneous                                                            18
    Total expenses                                                       24,598
    Expenses paid indirectly                                                (11)
    Net expenses                                                         24,587
  Net investment income (loss)                                           42,716

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
    Securities                                                          389,116
    Written options                                                         559
    Foreign currency transactions                                          (102)
    Net realized gain (loss)                                            389,573

  Change in net unrealized gain or loss
    Securities                                                         (173,328)
    Written options                                                        (325)
                                                                       (173,653)
  Net realized and unrealized gain (loss)                               215,920

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                         $      258,636
                                                                 --------------

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                              Year
                                                             Ended
                                                          12/31/00      12/31/99
  Increase (Decrease) in Net Assets
  Operations
    Net investment income (loss)                       $    42,716  $    64,567
    Net realized gain (loss)                               389,573      282,642
    Change in net unrealized gain or loss                 (173,653)    (209,734)
    Increase (decrease) in net assets from operations      258,636      137,475

  Distributions to shareholders
    Net investment income                                  (42,639)     (66,985)
    Net realized gain                                     (226,215)    (292,034)
    Decrease in net assets from distributions             (268,854)    (359,019)

  Capital share transactions *
    Shares sold                                            312,671      537,422
    Distributions reinvested                               262,369      350,545
    Shares redeemed                                     (1,015,129)    (790,045)
    Increase (decrease) in net assets from capital
    share transactions                                    (440,089)      97,922

  Net Assets
  Increase (decrease) during period                       (450,307)    (123,622)
  Beginning of period                                    3,439,535    3,563,157

  End of period                                        $ 2,989,228  $ 3,439,535
                                                       ------------------------

  *Share information
    Shares sold                                             12,684       19,809
    Distributions reinvested                                10,737       14,343
    Shares redeemed                                        (41,829)     (29,176)
    Increase (decrease) in shares outstanding              (18,408)       4,976

The accompanying notes are an integral part of these financial statements.

20
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on

21
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Portfolio of Investments at market value. Transactions in options written and related premiums received during the year ended December 31, 2000, were as follows:

--------------------------------------------------------------------------------
                                                         Number of
                                                         Contracts     Premiums
Outstanding at beginning of period                              -    $        -
Written                                                    16,000     1,773,000
Exercised                                                  (1,000)     (121,000)
Expired                                                    (8,000)     (553,000)
Closed                                                     (3,000)     (446,000)
                                                         ----------------------
Outstanding at end of period                                4,000    $  653,000
                                                         ----------------------

22
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,402,552,000 and $3,251,930,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to redemptions in-kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net realized gain                                  $ (106,991,000)
Paid-in-capital                                                     106,991,000

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$2,233,017,000. Net unrealized gain aggregated $789,611,000 at period-end, of which $985,815,000 related to appreciated investments and $ 196,204,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,535,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges

23
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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,103,000 for the year ended December 31, 2000, of which $376,000 was payable at period-end.

Additionally, the fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund held approximately 13% of the outstanding shares of the Growth & Income Fund at December 31, 2000. For the year then ended, the fund was allocated $925,000 of Spectrum expenses, $76,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $11,470,000 and are reflected as interest income in the accompanying Statement of Operations.

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

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T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $2,699,000 from short-term capital gains,

 .    $238,346,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $39,908,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with pre-authorized access).

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

Detailed Investment Guides Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS

Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.